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                                                                   EXHIBIT 99.01

                            CERTIFICATION PURSUANT TO
                                18 U.S.C. (S)1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual report of Environmental Power Corporation (the "Company") on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date here of (the "Report"), I, Joseph
E. Cresci, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. (S)1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.


                                                       /s/ Joseph E. Cresci
                                                       --------------------
                                                        Joseph E. Cresci
                                                        Chief Executive Officer
                                                        March 31, 2003